Exhibit 10.12(a)
Non-Employee Director
Option Grant Document

Pursuant to the
Continental Airlines, Inc. Incentive Plan 2010 (the “Plan”)

If the Holder accepts this Option, the Holder agrees to be bound by all of the terms, provisions, conditions and limitations of the Plan and this Option Grant Document.

In addition to any electronic confirmation and/or acceptance procedures established for this Option Grant Document, any exercise of this Option shall evidence Holder’s acceptance of the terms, provisions, conditions and limitations of the Plan and this Option Grant Document.

The Plan is hereby incorporated by reference into this Option Grant Document. Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Plan.

1. Grant of Option.  The Holder has been granted an Option pursuant to the terms of this Option Grant Document (and under and subject to the terms of the Plan) to purchase shares of Common Stock of the Company.  The number of shares of Common Stock (“Shares”) subject to this Option Grant Document and the date of grant (“Grant Date”) are as set forth in the records of the Company and as communicated to the Holder by the Company directly or through the systems (which may include online systems) of a third party administrator engaged by the Company for such purpose and available for review by Holder in connection with this Option Grant Document.  In the event of any conflict between any communications to the Holder by the Company, the records of any third party administrator, and the records of the Company (including the approval by the Administrator of the Company’s stock option grant policy for non-employee Directors), the records of the Company shall control.  The Shares, when issued to the Holder upon the exercise of the Option, shall be fully paid and nonassessable. The Option is not intended to qualify as an Incentive Stock Option.  [Notwithstanding the foregoing or any other provision of this Option Grant Document, this Option is subject to approval of the Plan by the stockholders of the Company and shall terminate if the Plan is not approved by the stockholders of the Company at the Company’s 2010 annual meeting of stockholders.]

2.           Option Term.  Subject to earlier termination as provided herein, the Option shall terminate on the tenth anniversary of the Grant Date.  The period during which the Option is in effect is referred to as the “Option Period.”

3.           Option Price.  The grant price or exercise price (the “Option Price”) of the Shares subject to the Option shall be equal to the Market Value per Share on the Grant Date.

4.           Vesting.  [for options awarded prior to stockholder approval: The total number of Shares subject to this Option shall vest immediately upon the later of (i) the Grant Date and (ii) the date that the Plan is approved by the stockholders of the Company.]  [for options awarded after stockholder approval:  The total number of Shares subject to this Option shall vest immediately upon the Grant Date.]  The vested Shares that may be acquired under the Option may be purchased at any time after they become vested, in whole or in part, during the Option Period.

5.           Method of Exercise and Payment.  The Option or a portion thereof may be exercised by delivery of an irrevocable notice to the Company (or, if applicable, to a third party administrator engaged by the Company to perform services for the Company with respect to the Plan) stating the number of Shares with respect to which the Option is being exercised together with payment for such Shares.  Payment shall be made (i) in cash or by check acceptable to the Company, (ii) in nonforfeitable, unrestricted shares of the Company’s Common Stock owned by Holder at the time of exercise of the Option having an aggregate market value (measured by the Market Value per Share) at the date of exercise equal to the aggregate exercise price of the Option being exercised or (iii) by a combination of (i) and (ii).  In addition, at the request of Holder, and to the extent permitted by applicable law and subject to Paragraph 13, the Option may be exercised pursuant to a “cashless exercise” arrangement with any brokerage firm approved by the Administrator or its delegate under which arrangement such brokerage firm, on behalf of Holder, shall pay to the Company the exercise price of the Options being exercised, and the Company, pursuant to an irrevocable notice from Holder, shall promptly after receipt of the exercise price deliver the shares being purchased to such firm.  Holder acknowledges and agrees that the Company may provide personal information about Holder and information concerning the Option or any other Award under the Plan to any third party engaged by the Company to provide administrative or brokerage services relating to the Plan.

6.           Termination of Board Service.  The Option shall terminate on, and may not be exercised after the earlier of (i) the date that is one year after termination of Holder’s service on the Board for any reason and (ii) the expiration of the Option Period.

7.           No Rights in Shares.  Holder shall have no rights as a stockholder in respect of Shares until such Holder becomes the holder of record of such Shares.

8.           Certain Restrictions.  By exercising the Option, Holder agrees that if at the time of such exercise the sale of Shares issued hereunder is not covered by an effective registration statement filed under the Securities Act of 1933 (“Act”), Holder will acquire the Shares for Holder’s own account and without a view to resale or distribution in violation of the Act or any other securities law, and upon any such acquisition Holder will enter into such written representations, warranties and agreements as Company may reasonably request in order to comply with the Act or any other securities law or with this Option Grant Document.

9.           Shares Reserved.  Company shall at all times during the Option Period reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of this Option.

10.           Nontransferability of Option.  The Option granted pursuant to this Option Grant Document is not transferable other than by will, the laws of descent and distribution or by qualified domestic relations order.  The Option will be exercisable during Holder’s lifetime only by Holder or by Holder’s guardian or Personal Representative.  No right or benefit hereunder shall in any manner be liable for or subject to any debts, contracts, liabilities, or torts of Holder.

11.           Amendment and Termination; Electronic Procedures.  No amendment or termination of the Option shall be made by the Board or the Administrator at any time without the written consent of Holder.  No amendment or termination of the Plan will adversely affect the rights, privileges and option of Holder under the Option without the written consent of Holder.  Holder hereby consents and agrees to electronic delivery of any Plan documents, proxy materials, annual reports and other related documents. Holder consents to electronic delivery, review, confirmation and acceptance procedures with respect to this Option Grant Document and the Option.  Holder agrees that his or her electronic signature is the same as, and shall have the same force and effect as, his or her manual signature.  Holder consents and agrees that any such electronic procedures may be effected by a third party engaged by the Company to provide administrative services related to the Plan, including any program adopted under the Plan.

12.           No Guarantee of Board Service.  The Option shall not confer upon Holder any right with respect to continuance of service on the Board, nor shall it interfere in any way with any right to terminate Holder’s Board service at any time.

13.           Withholding of Taxes.  Company shall have the right to (i) make deductions from any settlement or exercise of an Option granted under the Plan, including the delivery of shares, or require shares or cash or both be withheld from any Option, in each case in an amount sufficient to satisfy withholding of any taxes required by law, or (ii) take any other action as may be necessary or appropriate to satisfy any such tax withholding obligations.

14.           No Guarantee of Tax Consequences.  Neither the Company nor any subsidiary nor the Administrator makes any commitment or guarantee that any federal, state, local or foreign tax treatment will apply or be available to any person eligible for benefits under the Option.

15.           Severability.  In the event that any provision of the Option shall be held illegal, invalid, or unenforceable for any reason, such provision shall be fully severable, but shall not affect the remaining provisions of the Option, and the Option shall be construed and enforced as if the illegal, invalid, or unenforceable provision had never been included herein.

16.           Governing Law.  The Plan and the Option shall be construed in accordance with the laws of the State of Texas, without regard to conflicts of laws principles thereof.